UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2024
GRI BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40034	82-4369909
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
2223 Avenida de la Playa, Suite 208
La Jolla, CA 92037
(Address of principal executive offices and zip code)
(619) 400-1170
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On January 19, 2024, at 11:00 a.m. Eastern Time, GRI Bio, Inc. (the "Company") held a Special Meeting of Stockholders (the "Special Meeting") virtually at www.virtualshareholdermeeting.com/GRI2024SM. Of the Company’s 4,520,233 shares of common stock issued and outstanding and eligible to vote as of the record date of December 18, 2023, a quorum of 1,977,444 shares, or approximately 43.7% of the eligible shares, was present or represented by proxy. Each of the matters set forth below is described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on January 2, 2024. The following actions were taken at the Special Meeting:
Proposal 1
The proposal to approve an amendment to the amended and restated certificate of incorporation of the Company to effect a reverse stock split of the Company’s common stock at a ratio within the range of not less than one-for-two and not more than one-for-nine, with the exact ratio to be set within this range by the Company's board of directors (the "Board") in its sole discretion (without reducing the authorized number of shares of Company common stock) and with the Board able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by the Company's stockholders in its sole discretion, was approved by a majority of the votes cast by Company stockholders at the Special Meeting.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,158,012	817,185	2,247	0
Proposal 2
The proposal to approve a postponement or adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, was approved by a majority of the votes cast by Company stockholders at the Special Meeting.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,252,187	716,895	8,362	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2024	GRI Bio, Inc.
By: /s/ Leanne Kelly
Leanne Kelly
Chief Financial Officer